                                                                  EXHIBIT 10.28

                    ***PORTIONS OF THIS EXHIBIT MARKED BY
                    BRACKETS ("[______]") OR OTHERWISE
                    IDENTIFIED HAVE BEEN OMITTED PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL
                    TREATMENT.  THE OMITTED PORTIONS HAVE
                    BEEN FILED SEPARATELY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION.***

                    AGREEMENT FOR TELECOMMUNICATION SERVICES

               THIS AGREEMENT is entered into by and between Cybernet with offices located in West Point, Georgia (hereinafter "Customer") and DELTACOM, INC., an Alabama corporation with offices located in Arab, Alabama, (hereinafter DeltaCom"), collectively referred to as the "Parties", and shall be effective on the date last appearing below.

               WHEREAS, Customer desires to purchase certain telecommunication services from DeltaCom; and

               WHEREAS, DeltaCom desires to provide Customer with certain telecommunication services.

               NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, DeltaCom and Customer agree as follows:

        1. TERM: The term of this Agreement shall commence on the date of signature and continue for a period of twelve (12) consecutive months. Upon expiration of the term hereof, this Agreement shall be continued month to month thereafter, with either Party having the right to terminate this Agreement by giving 60 days prior written notice to the other.

        2. SERVICES PROVIDED BY DELTACOM: Subject to the terms and conditions of this Agreement, DeltaCom shall provide certain long distance telecommunications services (the "Services") to Customer as further described in Attachment 1. Both parties agree that the services provided herein which are subject to regulation by any governmental entity, agency or commission shall be provided in accordance with the governmental entity's, agency's, or commission's rules and regulations and DeltaCom's current approved tariff and as the same may be amended from time to time. All charges for usage of the services to be provided by DeltaCom, or by Customer to its customers, hereunder shall not exceed the maximum limit charges established by order or ruling of any governmental agency or entity from time to time, if any such limits are established.

        3. RATES: The rates applicable to the Services provided to Customer by DeltaCom are contained in Attachment 1.1.

4. PAYMENT FOR SERVICES: A statement for Services provided to Customer under this Agreement shall be submitted to Customer by DeltaCom on a monthly basis and shall be due and payable on the due date stated therein (which shall not be earlier than thirty (30) days after Customer's receipt of the statement). The first and the final statement for Services will be for a partial month in the event the service dates do not coincide with DeltaCom billing dates. Payments received more than ten (10) days from the due date will be considered delinquent and will bear interest at the rate of one and one half percent (1.5%) per month or at the maximum rate allowed by law, whichever is less, on any sum remaining delinquent. Customer shall be responsible for payment to DeltaCom for all excise, sales, use and other similar taxes which may be levied by any governing body for Service furnished under this Agreement. All statements shall be deemed to be correct and binding upon Customer unless written notice is provided to DeltaCom of any disputed charges within six (6) months of the date of the statement. In no event does such excuse Customer from making payment within the time provided herein.

        5. SUSPENSION OF SERVICE FOR NONPAYMENT: DeltaCom may suspend Service ten (10) days after mailing or telefaxing written notice to Customer of nonpayment of any sum fifteen (15) or more days past the statement due date (but only if the Customer does not cure the nonpayment within the ten (10) day period). Following a suspension of Service(s), DeltaCom may terminate the Service(s) to Customer, in whole or in part, without further notice to Customer, if nonpayment is not corrected within five (5) days of suspension of Service. Neither suspension or termination of the Service will relieve Customer of any obligation to pay DeltaCom's statement(s) for Services. Should this Agreement be terminated by Customer prior to the expiration of the term of this Agreement, Customer shall be responsible for payment of all reasonable costs, charges, and expenses incurred by DeltaCom resulting from the early termination of this Agreement.

        6. SECURITY FOR PAYMENT: Upon request by DeltaCom, Customer agrees to provide financial statements and/or other indications of financial circumstances.

        7. COMPLIANCE WITH ADMINISTRATIVE PROCEDURES: Customer shall comply with the administrative procedures of DeltaCom which have been previously delivered to Customer, and as the same may be amended from time to time by mutual agreement of the parties in writing, regarding providing of documentation and information necessary for DeltaCom to provide the Services described herein to Customer.

        8. BRANDING OF CALLS: Customer shall be responsible for assuring that for billing purposes all Services provided hereunder shall be branded in the name of Customer and that Customer's customers and any other end users to whom the Services are offered by Customer are informed that the Services provided and rates charged the customer and end user are rates established by Customer.

        9. CANCELLATION: Either Party shall have the right to cancel this Agreement without liability if DeltaCom is prohibited from furnishing the Service or if any material rate or term contained herein is materially adversely changed by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or any other federal, state, or local government authority.




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


        10. USE AND PROTECTION OF INFORMATION: The parties agree that the terms of this Agreement or any modifications hereto and any information exchanged between them, except information which is in the public domain, in any form, is confidential information ("Confidential Information"). The Parties agree that during the term of this Agreement and for a period of three (3) years thereafter, they will not, without the prior written consent of the disclosing
Party: (i) use any portion of such Confidential Information for any purpose other than performance pursuant to this Agreement; or (ii) disclose any portion of such Confidential Information to a third party; provided, however that the recipient may disclose Confidential Information to the extent such disclosure is required either by a governmental or regulatory authority or to enforce its rights under this Agreement. The obligations to protect Confidential Information shall remain in effect except to the extent that such Confidential Information
(a) becomes generally available to the public other than as a result of unauthorized disclosure by the recipient Party, (b) has been released without similar restriction by the disclosing Party to another person or entity, (c) was known by the recipient Party prior to disclosure or (d) was independently developed by or furnished by an independent third party to the recipient Party without a breach of this Agreement. Confidential Information of a tangible nature shall remain the property of the disclosing Party, and shall be returned to the disclosing Party or shall be destroyed upon termination of this Agreement. The recipient Party agrees to safeguard Confidential Information utilizing the same degree of care utilized by the recipient Party in protecting its own confidential information.

        11. LIMITATION OF LIABILITY AND DISCLAIMER OF WARRANTY: IN NO EVENT SHALL DELTACOM BE LIABLE TO CUSTOMER, OR ANY END USER OR ANY OTHER PARTY, PERSON OR ENTITY FOR INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, LOST DATA, CLAIMS OF THIRD PARTIES, OR DEFECTS IN TRANSMISSION, OR DELAYS, INCLUDING THOSE WHICH MAYBE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES OR OTHERWISE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OBLIGATIONS OF DELTACOM PURSUANT TO THIS AGREEMENT, WHETHER IN CONTRACT OR TORT INCLUDING NEGLIGENCE AND OTHERWISE. DELTACOM MAKES NO WARRANTY, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE OR THE LOCAL ACCESS, OR AS TO ANY OTHER MATTER ALL OF WHICH WARRANTIES BY DELTACOM ARE HEREBY EXCLUDED AND DISCLAIMED. For purposes of this Paragraph, the term "DeltaCom" shall be deemed to include DeltaCom its parent entity, affiliates and subsidiaries.




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        12. INDEMNITY: (A) Each Party, its officers, agents or employees engaged in performance under this Agreement shall at no time be deemed to be performing as agents or employees of the other Party, or as joint venturers, and any acts, errors or omissions of such officers, agents and employees shall not be deemed to be those of the other Party. (B) Each Party shall indemnify and hold the other and/or all of its officers, agents, servants, parent, subsidiaries and employees ("Affiliates") or any of them, harmless from and against any and all losses, claims, damages, liabilities, costs, and expenses ("Claims") imposed upon either Party (including without limitation damages to property or injuries, including death, to Affiliates, employees or subcontractors, and all other persons performing this Agreement) as a result of a negligent act or omission on the part of the indemnifying Party, its Affiliates or subcontractors in connection with the performance of this Agreement or as a result of a breach or default of any covenant of the indemnifying Party , its Affiliates or subcontractors in connection with the performance of this Agreement or as a result of a breach or default of any covenant of the indemnifying Party under this Agreement.

        13. FORCE MAJEURE: Except as provided in this Agreement, either Party may delay performance hereunder due to causes beyond its reasonable control, including but not limited to acts of God, fire, explosion, vandalism, cable cut, storm or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments, having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority; national emergencies; insurrections; riots; wars; or strikes, lock-outs, work stoppages or other labor difficulties. If such delay in performance shall be on the part of DeltaCom and shall be for more than thirty
(30) days, then Customer may terminate this Agreement with no liability on the part of any Party. The affected Party shall use its best efforts to remove the cause of the delay.

        14.    ADDITIONAL PROVISIONS:

        (A) The failure of either Party to give notice of default or to enforce or insist upon compliance with any terms or conditions of this Agreement, the waiver of any term or condition of this Agreement, or the granting of an extension of time for performance, shall not constitute the permanent waiver of any term or condition of this Agreement, and this Agreement and each of its provisions shall remain at all times in full force and effect until modified by the parties in writing.

        (B) Each Party agrees to comply with, and shall require its agents, servants, employees and contractors to comply with all applicable laws, rules, regulations and orders of all governmental and quasi-governmental agencies having jurisdiction over such Party or its telecommunication services and to obtain and maintain in effect all permits, licenses, approvals, and agreements that are needed to operate its telecommunication services and perform its obligations under this Agreement.




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        (C) In event suit is brought or an attorney is retained by any
Party to this Agreement to enforce the terms of this Agreement or to collect any moneys due hereunder or to collect money damages for breach hereof, the prevailing Party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorney's fees, court costs, costs of investigation and other related expenses incurred in connection therewith. All suits brought by either Party must be commenced within one (1) year of the action on which the claim is based, or less if so required by Alabama law.

        (D) No subsequent agreement between Customer and DeltaCom concerning the Services shall be effective or binding unless it is made in writing, and no representation, promise, inducement or statement or intention has been made by either Party which is not embodied herein.

        (E) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns; provided, however, neither Party may assign or transfer its right or obligations under this Agreement without prior written consent of the other Party, which consent shall not be unreasonably withheld.

        (F) Notices under this Agreement shall be in writing and delivered by overnight express courier service or by registered or certified mail, return receipt requested, postage paid, to the person whose names and business addresses appear herein, or as otherwise provided by proper notice hereunder, and the effective date of any notice under this Agreement shall be the date of delivery or refusal of such notice, and not the date of mailing.

               TO DELTACOM:   Susan Crane, Vice President Special Markets
                              DeltaCom, Inc.
                              113 South Main Street
                              P.O. Box 1233
                              Arab, AL  35016

               COPY TO:       Assistant General Counsel
                              DeltaCom, Inc.
                              700 Boulevard South, Suite 101
                              Huntsville, AL 35802

               TO CUSTOMER:   Cybernet
                              Felix Boccucci
                              312 West 8th Street
                              West Point, GA  31833




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        (G) The Parties agree that in the event a decision or rating by a regulatory authority at the federal, state or local level materially affects the rights or obligations of either Party arising out of this Agreement, the Parties will negotiate in good faith to modify this Agreement in light of such decision. Should said decision or ruling prevent the continuance of these services then either Party may terminate this Agreement with notice to the other Party without further liability hereunder, except as may be provided in this Agreement.

        (H) This Agreement sets forth the entire understanding of the Parties and supersedes any and all prior agreements, arrangements or understandings relating to the subject matter hereof.

        (I) This Agreement and all other documents and writings associated herewith shall be governed by the laws of the state of Alabama. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or remaining provisions of this Agreement and the Parties hereby agree to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

                                             CUSTOMER:

                                             CYBERNET

Witness:                                     By:  /s/ Felix L. Boccucci, Jr.
                                                  -----------------------------
                                             Name:  Felix L. Boccucci, Jr.
                                                  -----------------------------
                                             Title:  Chief Financial Officer
                                                   ----------------------------

  /s/ Dixie B. Noles                         Date:  May 1, 1997
------------------------------------              -----------------------------


                                             DELTACOM:

Witness:                                     By:  /s/ Doug Shumate
                                                  -----------------------------
                                             Name:  Doug Shumate
                                                  -----------------------------
                                             Title:
                                                  -----------------------------
/s/                                          Date:
------------------------------------              -----------------------------




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
                  ***INFORMATION IN THIS ATTACHMENT HAS BEEN
                  OMITTED PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.  THE OMITTED
                  PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION.***

                                  ATTACHMENT 1

                               Service Description

SERVICES OFFERED

DeltaCom will provide the following services to Customer consisting of, but not be limited to, the following:

        Domestic and International Outbound Dedicated Services
        Operator Services
        Domestic Directory Assistance (NPA-555-1212)

"Extended" rates apply to [_______________________________].

The following services will be billed in increments of [_________]:
        [___________________________]

The following services will be billed in increments of [__________________ __________________________________________________________] therereafter:
        [________________________________]

The following services will be billed [_______________]:
        [_____________________________________________]

ACCESS

[_____________________________________________________________________________
______________________________________________________________________________
______]

EXCLUSIVE PROVIDER

To the extent consistent with equal access requirements or any other legal or regulatory requirements, Customer agrees that DeltaCom shall be the exclusive provider of Customer's switched network services described in Attachment 1.1. This exclusivity provision shall not prohibit or restrict in any manner Customer from utilizing its own internal switch network services.




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
                  ***INFORMATION IN THIS ATTACHMENT HAS BEEN
                  OMITTED PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.  THE OMITTED
                  PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE
                  COMMISSION.***

                                 ATTACHMENT 1.1

                                   Base Rates

Customer shall be responsible for payment of all facility cost for any "long haul" facilities, e.g., T1 facilities between Customer's locations and DeltaCom's switch, to receive the following described rates:

Domestic Outbound Dedicated Services:
        [__________________]
        [_________________]
        [___________________________]

International Outbound Dedicated Services:
        [_________________________]
        [_____________________________]

Domestic Directory Assistance (NPA-555-1212):
[____________________________________________________________________________
______]
[___________________________________________]

Customer listings (local service) must be listed with Bell for DA service availability. This is to be provided to Customer by ITC/VTC or directly to Bell or Customer.

Operator Services - see Exhibit A
Tariffed approved name for branded services by Customer must be filed and provided to Operator Service group.

Separate trunk group from Operator Service switch to VTC will be required for branding purposes.

There will be a [____] charge for the initial customized (branded) recording. Any changes to the recording will incur a [___] for implementation.

Facility Cost
[____________________________________________________________________________]
[________________________________]

These charges are quoted to Customer at [________________]

[______________________________________________________________________________
_________________________________________]

Call Recording
[________________________________________________________________________
_______________________________________________________________________]




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